Exhibit 99.1

MobileIron Announces Fiscal Third Quarter 2015 Financial Results

Surpassed 10,000 Cumulative Customers Since 2009

MOUNTAIN VIEW, Calif., October 29, 2015 - MobileIron (NASDAQ: MOBL), the leader in mobile enterprise security, today announced results for its third fiscal quarter ended September 30, 2015.

Third Quarter 2015 Financial Highlights

•	Gross billings were $41.1 million, up 7% year-over-year
•	Recurring billings were $27.3 million, up 35% year-over-year, and represented 66% of gross billings
•	GAAP revenue was $38.0 million, up 9% year-over-year
•	Non-GAAP revenue was $37.7 million, up 12% year-over-year
•	Recurring revenues were $23.3 million, up 45% year-over-year
•	GAAP net loss per share was $0.30; non-GAAP net loss per share was $0.17

“We achieved our financial targets, executed on our platform innovation strategy, and reduced expenses to demonstrate improved operating leverage," said Bob Tinker, CEO, MobileIron. "Billings and revenues from recurring sources continued to shine, with both growing in excess of 35% over the third quarter of 2014. Our platform strategy drives competitive advantage and increases customer value, with a majority of our new deals buying our higher value Gold and Platinum product packages."

Third Quarter 2015 Business Highlights

Platform

•	Released software enhancements to MobileIron Core, Cloud, Sentry, Tunnel, AppConnect, and Web@Work, including same day support for iOS 9 and expanded support for Windows 10.
•	Released the second phase of our integration with ServiceNow to allow service desk technicians to view MobileIron asset data and take common security actions from their ServiceNow console.
•	Expanded technology partner ecosystem with 13 new AppConnect-enabled applications in the third quarter, and three new ServiceConnect infrastructure integrations.
•

Released enhanced integration with Splunk to provide visualizations that can be used for Payment Card Industry (PCI), Criminal Justice Information Services (CJIS), and Sarbanes-Oxley (SOX) compliance programs.

Channels

•	Grew our global channel distribution with new partners Atos (Global), Centre (US), Cloudplus (Hong Kong), Fritz & Macziol (Germany), GuidePoint (US), Megafon (Russia), and Procuri (US).
•	Our largest reseller AT&T, represented approximately 16% of GAAP revenue for the quarter.

Milestones and Recognition

•	Granted our 22nd patent 9,122,887: User interface for secure virtual document management system.
•	Surpassed 7,500 customer and partner MobileIron University accreditations.
•	Named Simon Biddiscombe Chief Financial Officer and Damian Artt SVP of Worldwide Sales
•	Won a very favorable jury verdict in patent case with Good Technology.

Financial Outlook

The company is providing the following outlook for its fiscal fourth quarter 2015 (ending December 31, 2015):

•	Total billings are expected to be between $46 million and $49 million, growth of 9% to 16% year-over-year.
•	Total non-GAAP revenue is expected to be between $41 million and $42 million, growth of 12% to 15% year-over-year, and GAAP revenue is expected to be between $41.1 million and $42.1 million.
•	Non-GAAP operating expenses are expected to be between $44 million and $46 million.

All forward-looking non-GAAP financial measures contained in this section "Financial Outlook" exclude estimates for stock-based compensation expenses, amortization of intangible assets, and perpetual license revenue recognized from licenses delivered prior to 2013.

While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures, except for non-GAAP total revenue, is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for its fiscal third quarter of 2014 and 2015, and the nine months ended September 30, 2015 and 2014, included in this press release.

Conference Call and Webcast

MobileIron will host a conference call and live webcast at 1:30 p.m. Pacific Daylight Time (4:30 p.m. EDT) to discuss the company’s financial results and business highlights. Interested parties may access the call by dialing 1-855-327-6837 in the U.S. or 1-778-327-3988 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com/. A replay will be available through the same link or by dialing (858) 384-5517 and referencing conference ID#116592 through December 29, 2015.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding MobileIron’s revenue and other GAAP and non-GAAP financial metrics and other statements regarding trends in the company's business, including statements regarding MobileIron’s GAAP and non-GAAP revenue and operating expense targets, growth in our customer base, increasing customer adoption, and expected benefits from new product offerings. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including MobileIron's limited operating history, quarterly fluctuations in MobileIron’s operating results, MobileIron’s need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, competitive pressures, product mix shift, customer adoption, changes by operating system providers and mobile device manufacturers, MobileIron’s inability to manage growth, the quality of MobileIron support, and MobileIron’s reliance on channel partners.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About MobileIron

MobileIron provides the secure foundation for companies around the world to transform into Mobile First organizations. For more information, please visit www.mobileiron.com.

“MobileIron” and the MobileIron Planet M logo are registered trademarks of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2014 AND SEPTEMBER 30, 2015
(Amounts in thousands)
(Unaudited)

	December 31, 2014	September 30, 2015
Assets
Current Assets:
Cash and cash equivalents	$104,287	$44,616
Short-term investments	13,869	53,464
Accounts receivable - net	34,676	34,083
Prepaid expenses and other current assets	4,018	5,578
Total current assets	156,850	137,741
Long-term investments	22,220	7,141
Property and equipment - net	3,978	4,487
Intangible assets - net	2,132	1,462
Goodwill	5,475	5,475
Other assets	1,187	1,524
Total Assets	$191,842	$157,830

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$1,137	$3,007
Accrued expenses	21,169	15,983
Deferred revenue - current	44,096	52,032
Total current liabilities	66,402	71,022
Deferred revenue - noncurrent	10,078	12,300
Other long-term liabilities	268	288
Total liabilities	76,748	83,610
Stockholders’ Equity:
Common stock	8	8
Additional paid-in capital	305,809	335,003
Accumulated deficit	(190,723)	(260,791)
Total stockholders’ equity	115,094	74,220

Total Liabilities and Stockholders' Equity	$191,842	$157,830

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2014 AND 2015
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	September 30, 2014	September 30, 2015
Revenue:
Perpetual license	$17,550	$13,644
Subscription	8,031	12,253
Software support and services	9,336	12,104
Total revenue	34,917	38,001
Cost of revenue:
Perpetual license (2)	1,268	745
Subscription (1)	1,439	1,939
Software support and services (1)	3,742	4,889
Total cost of revenue	6,449	7,573
Gross profit	28,468	30,428
Operating expenses:
Research and development (1)	11,565	16,968
Sales and marketing (1)	25,618	25,856
General and administrative (1)	6,232	10,469
Restructuring charge	-	1,049
Amortization of intangible assets (2)	365	-
Total operating expenses	43,780	54,342
Operating loss	(15,312)	(23,914)
Other (income) expense - net	66	(2)
Loss before income taxes	(15,378)	(23,912)
Income tax expense	135	183
Net loss	$(15,513)	$(24,095)
Net loss per share, basic and diluted	$(0.20)	$(0.30)
Weighted-average shares used to compute net loss per share, basic and diluted	75,871	79,373

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	37	190
Software support and services	431	865
Research and development	1,439	3,832
Sales and marketing	1,957	2,586
General and administrative	1,015	1,812
	$4,879	$9,285

Stock-based compensation expense in the three months ended September 30, 2015 includes $3,151 related to a stock settled bonus

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$169	$223
Operating expenses	365	-
	$534	$223

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2015
(Amounts in thousands, except for per share data)
(Unaudited)
	Nine Months Ended
	September 30, 2014	September 30, 2015
Revenue:
Perpetual license	$48,158	$38,050
Subscription	21,101	33,667
Software support and services	25,338	34,535
Total revenue (1)	94,597	106,252
Cost of revenue:
Perpetual license (2)	3,392	1,971
Subscription (1)	4,145	5,366
Software support and services (1)	10,057	13,300
Total cost of revenue	17,594	20,637
Gross profit	77,003	85,615
Operating expenses:
Research and development (1)	33,783	45,368
Sales and marketing (1)	72,445	80,698
General and administrative (1)	15,957	27,972
Restructuring charge	-	1,049
Amortization of intangible assets (2)	782	-
Total operating expenses	122,967	155,087
Operating loss	(45,964)	(69,472)
Other (income) expense - net	258	136
Loss before income taxes	(46,222)	(69,608)
Income tax expense	364	460
Net loss	$(46,586)	$(70,068)
Net loss per share, basic and diluted	$(1.23)	$(0.90)
Weighted-average shares used to compute net loss per share, basic and diluted	37,879	78,196

(1) Includes stock-based compensation expense as follows:
Contra-revenue	$123	$-
Cost of revenue
Subscription	95	361
Software support and services	802	1,567
Research and development	4,374	7,709
Sales and marketing	4,071	6,614
General and administrative	2,346	4,122
	$11,811	$20,373

Stock-based compensation expense in the nine months ended September 30, 2015 includes $3,151 related to a stock settled bonus

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$407	$670
Operating expenses	782	-
	$1,189	$670

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 and 2015
(Amounts in thousands)
(Unaudited)
	Nine Months Ended
	September 30, 2014	September 30, 2015

Cash flows from operating activities:
Net loss	$(46,586)	$(70,068)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	11,811	20,373
Depreciation	1,629	1,938
Amortization of intangible assets	1,189	670
Loss on disposal of equipment	21	—
Amortization of premium on investment securities	—	282
Provision for doubtful accounts	166	150
Changes in operating assets and liabilities:
Accounts receivable	(9,635)	443
Other current and noncurrent assets	(1,116)	(1,894)
Accounts payable	2,287	1,870
Accrued expenses and other long-term liabilities	1,939	(4,707)
Deferred revenue	8,881	10,158
Net cash used in operating activities	(29,414)	(40,785)

Cash flows from investing activities:
Purchase of property and equipment	(1,925)	(2,447)
Maturities of investment securities	—	21,895
Purchases of investment securities	—	(46,694)
Net cash used in investing activities	(1,925)	(27,246)

Cash flows from financing activities:
Amount drawn from revolving line of credit	3,300	—
Repayments of revolving line of credit	(7,600)	—
Net proceeds from issuance of preferred stock	1,994	—
Proceeds from initial public offering	106,950	—
Payments of offering costs related to initial public offering	(4,049)	—
Proceeds from employee stock purchase plan	2,518	3,969
Proceeds from exercise of stock options	2,071	4,391
Net cash provided by financing activities	105,184	8,360

Net change in cash and cash equivalents	73,845	(59,671)
Cash and cash equivalents at beginning of period	73,573	104,287
Cash and cash equivalents at end of period	$147,418	$44,616

Non-GAAP financial measures and reconciliations

To supplement our financial results presented on a GAAP basis, we provide investors with certain non-GAAP financial measures, including gross billings, recurring billings, non-GAAP revenue, recurring revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share. These non-GAAP financial measures exclude stock-based compensation, restructuring charges, amortization of intangible assets,  and perpetual license revenue recognized from licenses delivered prior to 2013:

Perpetual license revenue recognized from licenses delivered prior to 2013:  We have excluded the effect of perpetual license revenue recognized from licenses delivered prior to 2013 from revenue, gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Because we had not established vendor specific objective evidence, or VSOE, of fair value of software support and services prior to January 1, 2013, we recognized perpetual license revenue ratably over the term of the related software support agreement. Upon establishing VSOE on January 1, 2013, we began to recognize perpetual license revenue upon delivery assuming all other revenue recognition criteria are met. As a result, our perpetual license revenue includes amounts related to licenses delivered prior to 2013. Revenue from these perpetual licenses delivered prior to 2013 has declined over each quarter since the quarter ended March 31, 2013 and will continue to decline sequentially until it is fully amortized.

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Stock-based compensation expenses will recur in future periods.

Restructuring charges:   In our non-GAAP financial measures, we have excluded the effect of the severance and other expenses related to our reduction in workforce. Restructuring charges may recur in the future; however, the timing and amounts are difficult to predict.

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Amortization of intangible assets is significantly affected by the timing and size of our acquisitions. Amortization of intangible assets will recur in future periods.

Non-GAAP revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share:  We believe that the exclusion of perpetual license revenue recognized from licenses delivered prior to 2013, stock-based compensation expense, restructuring charges and amortization of intangible assets, from revenue, gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors because revenue recognized from licenses delivered prior to 2013 has and will continue to significantly decline over time until it is fully amortized. Stock-based compensation, amortization of intangible assets and restructuring charges have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees. Similarly, amortization of intangible assets has been and will continue to be a recurring expense.

Gross and recurring billings, recurring revenue and free cash flow:  Our non-GAAP financial measures also include: gross billings, which we define as total revenue plus the change in deferred revenue in a period; recurring billings, which we define as total revenue less perpetual license, hardware, and professional services revenue plus the change in deferred revenue for subscription and software support arrangements in a period, adjusted for nonrecurring perpetual license billings; recurring revenue, which we define as total revenue less perpetual license, hardware, professional services and perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements and free cash flow, which we define as cash used in operating activities less the amount of property and equipment purchased. We consider gross billings to be a useful metric for management and investors because subscription billings, excluding MRC, and software support and services billings drive deferred revenue, which is an important indicator of future revenue. Similarly, we consider recurring billings and recurring revenue to be useful metrics because they are important indicators of the portion of our business that we would expect to recur each year. There are a number of limitations related to the use of gross, recurring billings and recurring revenue. First, gross and recurring billings include amounts that have not yet been recognized as revenue. Second, our calculation of gross and recurring billings may be different from other companies that report similar financial measures. Third, recurring revenue excludes perpetual license amounts recognized from multiple elements arrangements that we record as subscription or software support revenue in our GAAP statements of operations and that perpetual license amount is based on invoice value, not fair value, although, we believe invoice value approximates the fair value of the element. Fourth, in the MRC model, revenue and billings are based on active devices or users of the service provider’s customer and are billed to us by the service provider on a monthly basis over time and one month in arrears. Thus, under the MRC model, we receive no billings or revenue for MRC at the time the deal is booked, but instead the MRC is billed and revenue is recognized each month based on active usage. Unlike term subscriptions, MRC is not reflected in deferred revenue. This important difference between MRC billings and perpetual and term subscription billings can lead to significant variability of billings in a given quarter depending on the type of billing model that the customer chooses and the overall mix of billing types for all customers within a quarter. We compensate for these limitations by providing specific information regarding GAAP revenue and evaluating gross and recurring billings and recurring revenue together with revenue calculated in accordance with GAAP. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on certain of these non-GAAP measures.

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	September 30, 2014	September 30, 2015

Non-GAAP total revenue reconciliation:
GAAP total revenue	$34,917	$38,001
Perpetual license revenue recognized from licenses delivered prior to 2013	(1,212)	(326)
Non-GAAP total revenue	$33,705	$37,675

Non-GAAP gross profit reconciliation:
GAAP gross profit	$28,468	$30,428
Perpetual license revenue recognized from licenses delivered prior to 2013	(1,212)	(326)
Stock-based compensation expenses	468	1,055
Amortization of intangible assets	169	223
Non-GAAP gross profit	$27,893	$31,380

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	81.5%	80.1%
GAAP to non-GAAP gross margin adjustments	1.3%	3.2%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	82.8%	83.3%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(15,312)	$(23,914)
Perpetual license revenue recognized from licenses delivered prior to 2013	(1,212)	(326)
Stock-based compensation expenses	4,879	9,285
Restructuring Charges	-	1,049
Amortization of intangible assets	534	223
Non-GAAP operating loss	$(11,111)	$(13,683)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(43.9)%	(62.9)%
GAAP to non-GAAP operating margin adjustments	10.9%	26.6%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(33.0)%	(36.3)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(15,513)	$(24,095)
Perpetual license revenue recognized from licenses delivered prior to 2013	(1,212)	(326)
Stock-based compensation expenses	4,879	9,285
Restructuring Charges	-	1,049
Amortization of intangible assets	534	223
Non-GAAP net loss	$(11,312)	$(13,864)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	September 30, 2014	September 30, 2015
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.20)	$(0.30)
Perpetual license revenue recognized from licenses delivered prior to 2013 per share	(0.02)	(0.00)
Stock-based compensation expenses per share	0.06	0.12
Restructuring charges per share	-	0.01
Amortization of intangible assets	0.01	0.00
Non-GAAP net loss per share	$(0.15)	$(0.17)

Gross billings reconciliation:
Total revenue	$34,917	$38,001
Total deferred revenue, end of period	49,633	64,332
Less: Total deferred revenue, beginning of period	(46,310)	(61,241)
Total change in deferred revenue	3,323	3,091
Gross billings	$38,240	$41,092

Recurring billings reconciliation:
Total revenue	$34,917	$38,001
Less: Perpetual license revenue	(17,550)	(13,644)
Less: Professional services revenue	(793)	(515)
Subscription and software support deferred revenue, end of period	42,535	61,120
Less: Subscription and software support deferred revenue, beginning of period	(38,226)	(57,529)
Total change in subscription and software support deferred revenue	4,309	3,591
Less: Adjustments	(713)	(174)
Recurring billings	$20,170	$27,259

Recurring revenue reconciliation
Total revenue	$34,917	$38,001
Less: Perpetual license revenue	(17,550)	(13,644)
Less: Professional services revenue	(793)	(515)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(545)	(526)
Recurring revenue	$16,029	$23,316

Free cash flow reconciliation:
Cash used in operating activities	$(9,318)	$(13,182)
Purchase of property and equipment	(510)	(420)
Free cash flow	$(9,828)	$(13,602)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Nine Months Ended
	September 30, 2014	September 30, 2015

Non-GAAP total revenue reconciliation:
GAAP total revenue	$94,597	$106,252
Perpetual license revenue recognized from licenses delivered prior to 2013	(4,198)	(1,713)
Non-GAAP total revenue	$90,399	$104,539

Non-GAAP gross profit reconciliation:
GAAP gross profit	$77,003	$85,615
Perpetual license revenue recognized from licenses delivered prior to 2013	(4,198)	(1,713)
Stock-based compensation expenses	897	1,928
Amortization of intangible assets	407	670
Non-GAAP gross profit	$74,109	$86,500

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	81.4%	80.6%
GAAP to non-GAAP gross margin adjustments	0.6%	2.1%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	82.0%	82.7%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(45,964)	$(69,472)
Perpetual license revenue recognized from licenses delivered prior to 2013	(4,198)	(1,713)
Stock-based compensation expenses	11,688	20,373
Restructuring charges	-	1,049
Amortization of intangible assets	1,189	670
Non-GAAP operating loss	$(37,285)	$(49,093)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(48.6)%	(65.4)%
GAAP to non-GAAP operating margin adjustments	7.4%	18.4%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(41.2)%	(47.0)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(46,586)	$(70,068)
Perpetual license revenue recognized from licenses delivered prior to 2013	(4,198)	(1,713)
Stock-based compensation expenses	11,688	20,373
Restructuring charges	-	1,049
Amortization of intangible assets	1,189	670
Non-GAAP net loss	$(37,907)	$(49,689)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Nine Months Ended
	September 30, 2014	September 30, 2015
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(1.23)	$(0.90)
Perpetual license revenue recognized from licenses delivered prior to 2013 per share	(0.11)	(0.02)
Stock-based compensation expenses per share	0.31	0.26
Restructuring charges per share	-	0.01
Amortization of intangible assets	0.03	0.01
Non-GAAP net loss per share	$(1.00)	$(0.64)

Gross billings reconciliation:
Total revenue	$94,597	$106,252
Total deferred revenue, end of period	49,633	64,332
Less: Total deferred revenue, beginning of period	(40,751)	(54,174)
Total change in deferred revenue	8,882	10,158
Gross billings	$103,479	$116,410

Recurring billings reconciliation:
Total revenue	$94,597	$106,252
Less: Perpetual license revenue	(48,158)	(38,050)
Less: Professional services revenue	(2,010)	(2,218)
Subscription and software support deferred revenue, end of period	42,535	61,120
Less: Subscription and software support deferred revenue, beginning of period	(30,468)	(49,194)
Total change in subscription and software support deferred revenue	12,067	11,926
Less: Adjustments	(2,059)	(1,912)
Recurring billings	$54,437	$75,998

Recurring revenue reconciliation
Total revenue	$94,597	$106,252
Less: Perpetual license revenue	(48,158)	(38,050)
Less: Professional services revenue	(2,010)	(2,218)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(1,634)	(1,442)
Recurring revenue	$42,795	$64,542

Free cash flow reconciliation:
Cash used in operating activities	$(29,414)	$(40,785)
Purchase of property and equipment	(1,925)	(2,447)
Free cash flow	$(31,339)	$(43,232)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Revenue Guidance
(Amounts in thousands)
(Unaudited)
	Three Months Ending December 31, 2015
Non-GAAP total guidance revenue reconciliation:
GAAP total guidance revenue	$41,126	-	$42,126
Perpetual license revenue recognized from licenses delivered prior to 2013	(126)	-	(126)
Non-GAAP total guidance revenue	$41,000	-	$42,000

MOBILEIRON, INC.
SUPPLEMENTAL INFORMATION
(Amounts in thousands)
(Unaudited)

	Three Months Ended
	30-Sep-14	31-Dec-14	31-Mar-15	30-Jun-15	30-Sep-15
GAAP Revenue
United States	$20,457	$17,683	$17,826	$17,055	$18,774
International	14,460	20,015	15,668	17,702	19,227
Total	34,917	37,698	33,494	34,757	38,001

Gross billings	$38,240	$42,239	$36,414	$38,904	$41,092
Recurring billings	20,170	24,164	23,611	25,128	27,259
Recurring revenue	16,029	17,982	19,652	21,574	23,316
Non-GAAP gross profit	27,893	30,938	26,881	28,238	31,380
Non-GAAP operating loss	(11,111)	(10,943)	(16,117)	(19,294)	(13,683)
Free cash flow	(9,828)	(8,349)	(11,581)	(18,049)	(13,602)

Components of Deferred Revenue
Software support	$25,322	$29,213	$30,981	$34,645	$36,564
Subscription	17,213	19,981	22,134	22,884	24,556
Other deferred revenue	7,098	4,980	3,979	3,712	3,212
Total	$49,633	$54,174	$57,094	$61,241	$64,332

Investor Contact:

Samuel Wilson

MobileIron

ir@mobileiron.com

650-282-7555

Media Contact:

Clarissa Horowitz

MobileIron

clarissa@mobileiron.com

415-608-6825